UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 24, 2008

China Water & Drinks Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-131131	20-2304161
(Commission File Number)	(IRS Employer Identification No.)

Unit 07, 6/F, Concordia Plaza, 1 Science Museum Road, Tsimshatsui East, Kowloon, Hong Kong
(Address of principal executive offices and zip code)

+86-0755-518000
(Registrant’s telephone number including area code)

China Water and Drinks Inc.
17, J Avenue Yijing Garden, Aiguo Road, Louhu District, Shenzhen City, PRC
(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	re-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements about the Registrant’s expectations, beliefs, intentions or strategies for the future, which are indicated by words or phrases such as “anticipate,” “expect,” “intend,” “plan,” “will,” “the Registrant believes,” “management believes” and similar words or phrases. The forward-looking statements are based on the Registrant’s current expectations and are subject to certain risks, uncertainties and assumptions. The Registrant’s actual results could differ materially from results anticipated in these forward-looking statements. All forward-looking statements included in this document are based on information available to the Registrant on the date hereof, and the Registrant assumes no obligation to update any such forward-looking statements.

Item 1.01	Entry into a Material Definitive Agreement.

See Item 3.02 below.

Item 3.02	Unregistered Sales of Equity Securities

On January 24, 2008, the Registrant entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”), with certain investors (the “Investors”), for the purchase and sale of 5% secured convertible notes (the “Notes”) in the aggregate amount of $50,000,000 (the “Purchase Price”), in transactions exempt from registration under the Securities Act of 1933, as amended (the “Financing”). Pursuant to the terms of the Securities Purchase Agreement, the Registrant will use the proceeds from the sale of the Notes solely for the purpose of acquiring related businesses. The Notes will rank senior to all outstanding and future indebtedness of the Registrant and will be secured by all of the capital stock owned by Registrant in each of its subsidiaries (other than its subsidiaries located in the People’s Republic of China) and Hutton Holdings Corporation, as evidenced by various pledge agreements to be executed at or after the closing of the Financing (the “Closing”) . Within 45 days of Closing, the Registrant shall deliver to each buyer evidence of perfection of the security interests pledged pursuant to the United States, British Virgin Islands and Hong Kong pledge agreements.

As soon as practicable after the Closing and prior to using the proceeds from the sale of the Notes, the Registrant shall lend such proceeds to its Hong Kong subsidiaries, Pilpol (HK) Biological Limited ("Pilpol") and Olympic Forward Trading Registrant Limited ("Olympic") through its British Virgin Islands subsidiaries, Fine Lake International Limited ("Fine Lake") and  Gain Dynasty Investments Limited ("Gain Dynasty"), respectively, and to the extent permitted by applicable law, shall cause Pilpol and Olympic to pledge all of their equity interests in the PRC Subsidiaries to Fine Lake and Gain Dynasty, respectively (such loans and pledges, collectively the "PRC Pledge Arrangements").  The Registrant shall make all applications and filing with the appropriate PRC governmental authorities within two weeks of the Closing and shall use its best efforts to obtain all governmental authorizations necessary or desirable in connection with the PRC Pledge Arrangements, including, without limitation, the approval of the Ministry of Commerce of the PRC, and to register the applicable PRC share pledges with the State Administration of Industry and Commerce of the PRC.

The Securities Purchase Agreement provides that so long as any Investor beneficially owns any Notes, the Registrant will not issue any Notes and shall not issue any other securities that would cause a breach or default under the Notes. For as long as any Notes remain outstanding, the Registrant shall not, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase the Registrant’s Common Stock or directly or indirectly convertible into or exchangeable or exercisable for the Registrant’s Common Stock at a price which varies or may vary with the market price of the Registrant’s Common Stock, including by way of one or more reset(s) to any fixed price, unless the conversion, exchange or exercise price of any such security is not less than the then applicable conversion price with respect to the Registrant’s Common Stock into which any Note is convertible. Until the date which is thirty business days after the effective date of the initial registration statement required to be filed by the Registrant with respect to the registrable securities (as defined in the Registration Rights Agreement entered into in connection with the Financing), the Registrant may not sell any securities (or securities convertible into or exchangeable for equity securities) to any third party without first complying with the May Securities Purchase Agreement, as described below (to the extent applicable), and then offering the Investors the right to purchase such securities on the same terms and conditions as proposed to be sold to such third party.

The consummation of the transactions contemplated by the Securities Purchase Agreement is subject to several closing conditions, including the execution of a waiver by certain of the investors (the "Requisite May Investors") party to the Securities Purchase Agreement, dated as of May 31, 2007 (the “May Securities Purchase Agreement”), by and among the Registrant and the investors named therein for the purchase and sale of an aggregate of 4,477,612 shares of Series A Convertible Preferred Stock for aggregate gross proceeds equal to $30,000,000 in a series of transactions exempt from registration under the Securities Act (the “May Financing”) waiving the Registrant’s obligations to comply with certain provisions of Securities Purchase Agreement, the Registration Rights Agreement and the Make Good Escrow Agreement, executed in connection with the May Financing (the "Waiver"). The Waiver has been executed by the Requisite May Investors.

The Notes are due three years from their issue date (the “Maturity Date”), and are convertible into shares of the Registrant’s Common Stock at a conversion price equal to the greater of (a) $4.25, or (b) $3.00, which prices are subject to adjustment pursuant to customary anti-dilution provisions and VWAP adjustments, as described in the Notes. The conversion price shall be automatically adjusted downward but not upward, on June 30, 2008 (the “VWAP Adjustment Date”), and as of the last day of each calendar quarter thereafter while the Notes remain outstanding, to a price equal to the average volume weighted average price (“VWAP”) for the thirty trading days prior to such adjustment date; provided, however, that if the after-tax net income of the Registrant for the fiscal year ended December 31, 2007 as reported on the Registrant’s Form 10-K (the “2007 Annual Report”) is less than $16,000,000 or if the 2007 Annual Report contains an adverse opinion of the Registrant’s auditors in respect of the Registrant’s financial statements, such automatic adjustments to the conversion price shall commence on the thirtieth trading day after the filing of such 2007 Annual Report (except that if the filing of the 2007 Annual Report is after the VWAP Adjustment Date, the automatic adjustment to the Conversion Price shall commence as of the VWAP Adjustment Date; provided further, however, that if the Registrant files any restatement to the Registrant’s Form 10-K or Form 10-KSB, as applicable (the “Restatement”), that causes the after-tax net income of the Registrant for the fiscal year ended December 31, 2007 to be below $16,000,000, the conversion price shall automatically adjust, downward but not upward, to a price equal to the average VWAP for the thirty trading days following the date that the Restatement is filed with the Securities and Exchange Commission (the “Commission”).

The Registrant shall pay interest on the unconverted and then outstanding principal amount of the Notes at the rate of 5% per annum, payable quarterly in arrears, beginning on March 31, 2008, on each date that the principal amount is being converted into shares (as to that principal amount being converted) and on the Maturity Date. At any time after the issuance of the Note, any Investor may convert its Note, in whole or in part, into shares of the Registrant’s Common Stock, provided, that such Investor shall not effect any conversion if immediately after such conversion, such Investor and its affiliates would in the aggregate beneficially own more than 9.9% of the Registrant’s outstanding Common Stock. Upon and subject to the Registrant consummating a subsequent financing, which is defined as a transaction on or before December 31, 2008 involving the issuance by the Registrant of shares of Common Stock with respect to which the Registrant receives gross proceeds of not less than $30 million (the “Subsequent Financing”), an amount of the Notes equal to 50% of the outstanding principal amount, as of the original issue date, shall be automatically converted into shares of the Registrant’s Common Stock. The amount of the Notes automatically converted shall be reduced by the aggregate amount of the Notes previously converted by any such Investor, and shall be further reduced such that immediately after such automatic conversion, any such Investor and its affiliates would not in the aggregate beneficially own more than 9.9% of the Registrant’s outstanding shares of Common Stock.

Pursuant to the terms of the Notes, upon the consummation of a Subsequent Financing, the Registrant shall have the right to redeem an amount of the Notes equal to 50% of the principal amount of the Note outstanding as of the original issue date, for an amount in cash equal to 120% of the principal amount of the Note to be redeemed. In addition, on or after the one year anniversary of the original issue date of the Notes, the Registrant shall have the right to redeem in cash all or any portion of the Notes for an amount equal to 120% of the then outstanding principal amount of the Note being redeemed, plus accrued but unpaid interest. On or after the one year anniversary of the original issue date of the Notes, the holders of a majority of the then outstanding principal amount of the Notes, shall have the right to require the Registrant to redeem in cash all or any portion of the Notes held by the majority holders for an amount equal to 120% of the then outstanding principal amount of the Note being redeemed, plus accrued but unpaid interest. If such right is exercised by the majority holders, the Registrant shall then notify all remaining note holders that such right has been exercised by the majority holders, and such remaining note holders shall also then have the right to require such redemption in cash.

In connection with the Financing, the Registrant has entered into that certain escrow agreement, dated as of January 24, 2008, with Roth Capital Partners, LLC (the “Placement Agent”), Goldman Sachs International (the “Collateral Agent”), and TriState Tile & Escrow, LLC (the “Escrow Agent”). Pursuant to the terms of the escrow agreement, the Purchase Price shall be deposited into an escrow account with the Escrow Agent. 60% of the Purchase Price, equal to $30,000,000, shall be released from the escrow at the Closing. The remaining 40% of the Purchase Price, or $20,000,000, shall be released in accordance with joint written instructions from the Registrant, the Placement Agent and the Collateral Agent, which release shall occur: (a) in the event the after-tax net income of the Registrant for the fiscal year ended December 31, 2007 as reported on the Registrant’s Annual Report on Form 10-K or Form 10-KSB, as applicable, is greater than $9,500,000 (the "After-Tax Net Income Threshold") and the security interests under the pledge agreements (except for the PRC Pledge Arrangements) have been perfected within forty five (45) days of the Closing Date, the Escrow Agent shall release the remaining 40% of the escrowed funds to the Registrant and such other persons and entities as directed in the joint written instructions, or (b) in the event that the After-Tax Net Income Threshold has not been met,  or any of the security interests under the pledge agreements (except for the PRC Pledge Arrangements) have not been perfected within forty five (45) days of the Closing Date, the Escrow Agent shall release the remaining 40% of the Escrowed Funds to the Investors as directed in the joint written instructions.

In connection with the Financing, the Registrant has agreed to provide the Investors rights to register for resale the shares of Common Stock underlying the Notes pursuant to the terms of a Registration Rights Agreement dated as of January 24, 2008 (the “Registration Rights Agreement”). Pursuant to the terms of the Registration Rights Agreement, the Registrant has agreed to file with the Securities and Exchange Commission a registration statement with respect to the resale of the shares of Common Stock underlying the Notes on the 15th day following the earlier of: (i) the filing by the Registrant with the Commission of an annual report on Form 10-K for the fiscal year ended December 31, 2007 and (ii) the latest date on which the Registrant is required under the General Instruction A to Form 10-K to file such annual report, subject to extension under Rule 12b-25, if applicable (the “Filing Date”). In the event that the Registrant does not file timely such registration statement and/or in the event that such registration statement is not declared effective upon the earlier of: (i) the 75th day following the Filing Date; provided, that, if the Commission reviews and has written comments to such filed registration statement that would require the filing of a pre-effective amendment thereto with the Commission, then the effective date shall be the 105th day following the Filing Date, and (ii) the fifth trading day following the date on which the Registrant is notified by the Commission that the registration statement will not be reviewed or is no longer subject to further review and comments, the Registrant will be required to pay liquidated damages to the Investors at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the aggregate principal amount of the Notes outstanding as of the original issue date, to and including the 90th day following such default under the registration statement and one-half of one percent (0.50%) thereof from and after the 91st day following such default under the registration statement.

The foregoing descriptions of the Securities Purchase Agreement, the Notes, the Escrow Agreement and the Registration Rights Agreement are merely summaries, and are not intended to be complete. The Securities Purchase Agreement is filed as exhibit 10.1, a form of the Notes is filed as exhibit 10.2, the Escrow Agreement is filed as exhibit 10.3 and the Registration Rights Agreement is filed as exhibit 10.4 to this Form 8-K, and the full text of each such exhibit is incorporated herein by reference.

(c)	Exhibits.

	Exhibit No.	Description

	10.1	Securities Purchase Agreement, dated January 24, 2008

	10.2	Form of 5% Secured Convertible Promissory Note

	10.3	Escrow Agreement, dated January 24, 2008

	10.4	Registration Rights Agreement, dated January 24, 2008

	99.1	Press Release dated January 25, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA WATER & DRINKS INC.

	By:	/s/ Xu Hong Bin
	Name:	Xu Hong Bin
	Title:	President
Dated: January 25, 2008